SmartTrust 709

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Tax Free Income Trust, Series 53 no longer includes shares of Pioneer Municipal High Income Opportunities Fund, Inc. (Ticker: MIO).

Supplement Dated: July 24, 2025